SMALLCAP World Fund, Inc.
                              333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 486 9320
                               Fax (213) 486 9455



Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and 74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $10,144
------------------ --------------------------------
------------------ --------------------------------
Class B            $0
------------------ --------------------------------
------------------ --------------------------------
Class C            $0
------------------ --------------------------------
------------------ --------------------------------
Class F            $202
------------------ --------------------------------
------------------ --------------------------------
Total              $10,346
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $148
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $2
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $12
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $2
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $50
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $80
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $25
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $324
------------------ --------------------------------
------------------ --------------------------------
Total              $643
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0296
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0640
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0695
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0164
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0715
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0243
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0203
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0488
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0580
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0987
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            349,368
------------------ ----------------------------------
------------------ ----------------------------------
Class B            10,953
------------------ ----------------------------------
------------------ ----------------------------------
Class C            8,418
------------------ ----------------------------------
------------------ ----------------------------------
Class F            3,802
------------------ ----------------------------------
------------------ ----------------------------------
Total              372,541
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        2,803
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        644
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,315
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        175
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        219
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          136
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          3,488
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          2,334
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          540
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,229
------------------ ----------------------------------
------------------ ----------------------------------
Total              14,883
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $28.73
----------------------- -------------------------
----------------------- -------------------------
Class B                 $27.89
----------------------- -------------------------
----------------------- -------------------------
Class C                 $27.81
----------------------- -------------------------
----------------------- -------------------------
Class F                 $28.61
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $28.70
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $28.22
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $28.23
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $28.54
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $28.64
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $28.35
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $28.36
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $28.53
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $28.70
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $28.84
----------------------- -------------------------